                                                                Exhibit 10.9


                                                   [PBI and PBOS Share Space]
                                                   --------------------------

                        SUBLEASE AND LICENSE AGREEMENT

     THIS SUBLEASE AND LICENSE AGREEMENT (this "Sublease") is made and entered
                                                --------
into this __ day of _________, 2001, by and between PITNEY BOWES INC., a Delaware corporation ("Sublandlord") and PITNEY BOWES OFFICE SYSTEMS, INC., a
                       -----------
Delaware corporation ("Subtenant").
                       ---------

1.  BASIC SUBLEASE PROVISIONS.
    -------------------------

    A.  Property Address:  See Exhibit A, line 1(A).
                           --- ---------

    B.  Prime Landlord:  See Exhibit A, line 1(B).
                         --- ---------
    C.  Prime Landlord's Address (for notices):  See Exhibit A, line 1(C).
                                                  --- ---------
    D.  Identification of Prime Lease and all amendments thereto: See Exhibit A,
                                                                  --- ---------
        line 1(D).

    E.  Subtenant's Share:  See Exhibit A, line 1(E).
                            -------------

    F.  Expiration Date of Prime Lease:  See Exhibit A, line 1(F).
                                         --- ---------

    G.  Minimum Rent:   See Exhibit A, line 1(G).
                        --- ---------

    H.  Subtenant's Address for notices:

                Pitney Bowes Office Systems, Inc.
                Attn:  Lease Administration
                100 Oakview Drive
                Trumbull, CT  06611-4724

       with a copy to:

                Pitney Bowes Office Systems, Inc.
                Attn:  Mark S. Flynn, Esq.
                General Counsel
                100 Oakview Drive
                Trumbull, CT  06611-4724

    I.  Sublandlord's Address for notices:

                MSC 5105
                Attn: Manager, National Leasing & Asset Management Pitney Bowes Inc.
                1 Elmcroft Road
                Stamford, CT 06926-0700

       with a copy to:

                Trammell Crow Company
                Attn:  Pitney Bowes Lease Administration
                1687 114th Avenue, S.E.

                                                     [OSD and PBI Share Space]



                Bellevue, WA 98004-6921

    J.  Sublandlord's Address for Payment of Minimum Rent:

               Chase Manhattan Bank
               ABA #:021000021
               Account Name:  Pitney Bowes Inc.
               Account #:  9104010567
               Reference:  5301400-1404199

    K. Commencement Date: The date of the distribution of 100% of the issued and outstanding shares of Subtenant's common stock to Sublandlord's shareholders.

    L. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Prime Lease.

2.  PRIME LEASE.  Sublandlord is the tenant under that certain Lease Agreement
    -----------
referenced in Line 1(D) of Exhibit A attached hereto (as same may be amended,
                           ---------
the "Prime Lease") with Prime Landlord for the lease of that certain premises
     -----------
described therein (the "Prime Premises").  Sublandlord represents and warrants
                        --------------
that the Prime Lease delivered to Subtenant is a true and correct copy of the Prime Lease; Subtenant acknowledges receipt thereof.

3.  SUBLEASE; LICENSE.  Subtenant acknowledges that prior to the Commencement
    -----------------
Date its employees occupied portions of the Premises as employees of the Office Systems Division ("OSD") of Sublandlord. Sublandlord, for and in consideration
                   ---
of the rents hereunder and of the covenants and agreements herein contained on the part of Subtenant to be performed, subject to subsection 4(B), hereby: (i)
                                                  ---------------
subleases to Subtenant, and Subtenant accepts from Sublandlord, that certain portion of the Prime Premises that has historically been used exclusively by OSD employees (the "Subleased Premises"); and (ii) grants to Subtenant, and
                ------------------
Subtenant accepts from Sublandlord, a non-exclusive license during the Term (as defined in Section 4) to use, subject to the terms of this Sublease, that
           ---------
certain portion of the Prime Premises that has historically been shared by employees of OSD and other employees of Sublandlord (the "Licensed Space"). The
                                                          --------------
Subleased Premises and the Licensed Space are collectively referred to herein as the "PBOS Licensed/Subleased Area," and that portion of the Prime Premises that
     ----------------------------
does not comprise the PBOS Licensed/Subleased Area is referred to herein as the "PBI Space."
 ---------

4.  TERM; SUBLANDLORD'S RIGHT TO TERMINATE AND RECAPTURE.
    ----------------------------------------------------

    A.  The term of this Sublease (the "Term") shall commence on the
                                        ----
Commencement Date and shall expire on the earlier of: (i) the date (the "Expiration Date") that is five (5) business days prior to the Expiration Date
 ---------------
of Prime Lease as specified in Section 1(F); or (ii) the expiration or sooner
                               ------------
termination of the Prime Lease, unless sooner terminated as otherwise provided elsewhere in this Sublease. If the address of the Prime Premises is listed on Exhibit B attached hereto and made a part hereof (each of such locations is
---------
referred to herein as an "Underutilized Site"), Sublandlord shall have the right
                          ------------------
to terminate this Sublease at any time during the Term by providing Subtenant at least 120 days' prior notice that this Sublease shall terminate effective on the date specified in such notice. Subtenant shall have no obligation to pay Rent (as defined in Section 7) with respect to any period not within the Term.
               ---------

    B.  In addition to the remedies set forth in Section 24, if the Prime
                                                 ----------
Premises are an Underutilized Site or if Subtenant does not use and occupy all or any portion of the PBOS Licensed/Subleased Area in conformity (in size, scope, use or otherwise) with Sublandlord's corporate standards, a copy of which are attached hereto and made a part hereof as Exhibit C (the "Corporate
                                              ---------       ---------

Standards"), then Sublandlord shall
---------

                                                [OSD and PBI Share Space]



have the right, but not the obligation, to terminate this Sublease with respect to all or such portion of the PBOS Licensed/Subleased Area that is not in compliance with the Corporate Standards (the "Recapture Space") by providing
                                              ---------------
written notice to Subtenant, which notice shall state whether or not a substantial renovation (as defined below) will be required as a result of Sublandlord's exercise of its recapture right; provided, however, Sublandlord
                                               --------  -------
shall not exercise the foregoing recapture right if the PBOS Licensed/Subleased Area after exercise of such recapture right and completion of any tenant improvement work as set forth in clause (ii)(c) below will not comply with the Corporate Standards. If Sublandlord's recapture notice states that a substantial renovation will be required as a result of Sublandlord's exercise of its recapture right or if Sublandlord's exercise of its recapture right will materially and adversely affect the ability of Subtenant to conduct its business at the remaining PBOS Licensed/Subleased Area, then Subtenant shall have the right to terminate this Sublease by providing written notice to Sublandlord of its election within ten (10) days after receipt of the recapture notice; the effective date of such termination shall be the date that is 120 days after receipt of the recapture notice. If: (i) Sublandlord's recapture notice states that a substantial renovation will not be required as a result of Sublandlord's exercise of its recapture right; or (ii) Subtenant does not exercise its termination right pursuant to the preceding sentence within the required time period, then effective on the 15th day after receipt of Sublandlord's recapture notice: (a) the Recapture Space shall be deemed part of the PBI Space and no longer part of the PBOS Licensed/Subleased Area; (b) Rent and Subtenant's Share shall be adjusted, if at all, to reflect the new square footage comprising the PBOS Licensed/Subleased Area, as set forth in more detail below; and (c) Sublandlord shall, at Sublandlord's expense, cause all work reasonably necessary to complete any tenant improvements reasonably required, in Sublandlord's judgment, to implement the reduction in the PBOS Licensed/Subleased Area. As used herein, a "substantial renovation" shall be deemed to exist where the total construction costs attributable to the Prime Premises are estimated by Sublandlord to be more than $5 per square foot. Effective immediately upon the recapture of space by Sublandlord pursuant to this subsection 4(B): (1) Minimum
                                                   ---------------
Rent shall equal the product of the following three numbers: (x) 120; (y) the number of Subtenant's employees and contract workers including, but not limited to, management, sales, service and support personnel reflected on a current population report for the PBOS Licensed/Subleased Area; and (z) the Cost Per Square Foot (as set forth in Exhibit A, line 1(E)), but in no event shall
                             ----------
Minimum Rent be increased to a number greater than the Minimum Rent number applicable prior to such recapture so long as the number described in clause (y) immediately above did not increase over the number provided to Sublandlord for such category at the execution of this Sublease; and (2) Subtenant's Share shall equal the product of: (i) 120; and (ii) the number of Subtenant's employees and contract workers including, but not limited to, management, sales, service and support personnel reflected on a current population report for the PBOS Licensed/Subleased Area, divided by the Rentable Square Feet of the Prime Premises as set forth in Exhibit A, line 1(E), but in no event shall Subtenant's
                         ---------
Share be increased to a number greater than the Subtenant's Share number applicable prior to such recapture so long as the number described in clause
(ii) immediately above did not increase over the number provided to Sublandlord for such category at the execution of this Sublease. Under no circumstance shall Sublandlord be obligated, following the termination by Subtenant of its use of all or a portion of the PBOS Licensed/Subleased Area in conformity with the Corporate Standards, to terminate this Sublease with respect to all or such portion; absent such a termination by Sublandlord under this Section, this Sublease shall remain in full force and effect pursuant to the terms hereof.


5.  POSSESSION.  Subtenant has inspected the PBOS Licensed/Subleased Area and
    ----------
the building of which the PBOS Licensed/Subleased Area is a part (the

"Building") and hereby accepts the same "as is," without any warranties,
 --------
representations or obligations (either express or implied) on the part of Sublandlord or Prime Landlord to perform any fit-ups, maintenance, alterations, improvements, replacements, repairs, work or other services thereto, except as specifically set forth in Section 14. Subtenant's initial occupancy of the PBOS
                          ----------
Licensed/Subleased Area shall be deemed to be an acknowledgment by Subtenant that the PBOS Licensed/Subleased Area is in good and tenantable order and that Subtenant accepts the PBOS Licensed/Subleased Area.

                                                     [OSD and PBI Share Space]



6.  USE.  Subject to the limitations on use set forth in the Prime Lease and
    ---
Legal Requirements (as defined below), but further subject to subsection 4(B)
                                                              ---------------
above, each of Sublandlord and Subtenant shall have the right to use and occupy the Prime Premises only for the use for which the Prime Premises are currently used and in conformity with Sublandlord's Corporate Standards as historically applied, and for no other uses. During the Term, neither party shall use any part of the Prime Premises for any purpose that is competitive to the other party's business, as contemplated by that certain Distribution Agreement to be entered into between Sublandlord and Subtenant as of the Commencement Date. As used herein, "Legal Requirements" shall mean every statute, law (including,
              ------------------
without limitation, the Americans with Disabilities Act of 1990, ordinance, code, regulation, order, permit, approval, license, judgment, restriction or rule of any federal, state, county, municipal or local government and all departments, commissions, boards, bureaus and offices thereof having or claiming jurisdiction over the Property (a "Governmental Authority") or other public or
                                   ----------------------
quasi-public body, agency, court, department, bureau or authority having jurisdiction over the subject matter. Each party shall use commercially reasonable efforts to cooperate with the other in connection with this Sublease.

7.  RENT.
    ----

      A.    MINIMUM RENT. Beginning on the Commencement Date, Subtenant shall
            ------------
pay Minimum Rent to Sublandlord via electronic funds transfer at the address specified in Section 1(K), or to such other payee or at such other address as may be designated by notice in writing from Sublandlord to Subtenant, without prior demand therefor and without any deduction or offset whatsoever. Except as specifically set forth herein, Minimum Rent includes Subtenant's Share of real estate taxes, operating expenses, insurance, utilities and amortization of leasehold improvements to the extent Sublandlord is required to pay such costs pursuant to the Prime Lease. Minimum Rent for each calendar month shall be paid in equal monthly installments in advance on the day that is three (3) business days prior to the first day of each calendar month of the Term, except that the first installment of Minimum Rent shall be paid by Subtenant to Sublandlord on or prior to the Commencement Date. Minimum Rent shall be pro-rated (based on a 30-day month) for partial months at the beginning and end of the Term.

    B.    ADDITIONAL RENT.
          ---------------

          (i)   Extraordinary Expenses. Subtenant shall reimburse Sublandlord
                ----------------------
for Subtenant's Share of any and all other reasonable expenses incurred or payable by Sublandlord in connection with the leasing of the PBOS Licensed/Subleased Area, regardless of the payee for such expenses, and Subtenant shall pay such expenses as additional rent hereunder. Any expense incurred by Sublandlord pursuant to the Prime Lease shall be deemed a reasonable expense. Sublandlord shall send a bill to Subtenant for such additional rent. Such payment shall be due from Subtenant to Sublandlord no fewer than three (3) business days prior to the date upon which Sublandlord's payment of such additional rent is due from Sublandlord, provided Subtenant shall have been billed therefor at least five (5) business days prior to such due date, or, if Subtenant shall have been billed less than five (5) business days prior to such due date, such payment shall be due within three (3) business days.

          (ii)  Administrative Fee.   At the same time and in the same manner as
                ------------------
Minimum Rent is payable hereunder, Subtenant shall pay Sublandlord as additional rent a monthly administrative fee equal to two percent (2%) of the total Rent payable for such month.

          (iii) Interest. All Rent payments not received by Sublandlord when due
                --------
shall bear interest at the rate equal to the lesser of: (i) the prime rate as announced from time to time by Chase Manhattan Bank or its successor plus (x) with respect to Rent payments made within five (5) business days after the date due, 2% per annum and (y) with respect to Rent payments made over five (5) business

                                                       [OSD and PBI Share Space]

days after the date due, 4% per annum; or (ii) the highest rate permitted under applicable law, until payment is received by Sublandlord.

    C.    RENT.  All charges, costs and sums required to be paid by Subtenant to
          ----
Sublandlord under this Sublease, including without limitation all payments due from Subtenant under Section 7(B), shall be deemed "Additional Rent," and
                     ------------                   ---------------
Minimum Rent and Additional Rent shall collectively be referred to herein as

"Rent."  All Rent payable by Subtenant hereunder shall be made without any
-----
deduction or offset whatsoever and shall be made to Sublandlord via electronic funds transfer. Subtenant's covenant to pay Rent shall be independent of every other covenant in this Sublease.

8.  QUIET ENJOYMENT.  Sublandlord represents that it has full power and
    ---------------
authority to enter into this Sublease, subject to the consent of Prime Landlord, if required under the Prime Lease. So long as Subtenant is not in default in the performance of its covenants and agreements in this Sublease beyond the expiration of any applicable notice and cure period, Subtenant's quiet and peaceable enjoyment of the Subleased Premises shall not be disturbed or interfered with by Sublandlord, or by any person claiming by, through, or under Sublandlord, but subject to the terms of the Prime Lease and this Sublease, and to Sublandlord's rights thereunder and hereunder.

9.  SUBTENANT'S INSURANCE.  Subtenant shall procure and maintain, at its own
    ---------------------
cost and expense, such liability insurance as is required to be carried by Sublandlord under the Prime Lease, naming as additional insureds Sublandlord, Prime Landlord and any others required by Prime Landlord, and such property insurance as is required to be carried by Sublandlord under the Prime Lease to the extent such property insurance pertains to the Subleased Premises. If the Prime Lease requires Sublandlord to insure leasehold improvements or alterations, then Subtenant shall insure such leasehold improvements that are located in the Subleased Premises, as well as alterations in the Subleased Premises made by Subtenant. Subtenant shall furnish to Sublandlord a certificate of Subtenant's insurance required hereunder not later than ten (10) days prior to the Commencement Date and new certificates annually thereafter, but in no event less than thirty (30) days prior to the expiration of the current certificate. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance; each party shall obtain from its insurance carrier a waiver of its right of subrogation. Subtenant hereby waives claims against Prime Landlord and Sublandlord for property damage to the Subleased Premises or its contents if and to the extent that Sublandlord waives such claims against Prime Landlord under the Prime Lease. Subtenant shall obtain, for the benefit of Prime Landlord and Sublandlord, such waivers of subrogation rights from its insurer as are required of Sublandlord under the Prime Lease. Sublandlord shall continue to comply with its obligations under the Prime Lease with respect to maintaining insurance.

10.  ASSIGNMENT OR SUBLETTING.
     ------------------------

        A.  SUBTENANT'S RIGHT. Subject to Prime Landlord's consent if required
            -----------------
under the Prime Lease, Subtenant shall not, without Sublandlord's prior consent, which may be withheld in its sole and absolute discretion, for any reason or no reason: (i) assign, convey, mortgage, hypothecate, pledge, encumber or otherwise transfer, by operation of law or otherwise, this Sublease or any interest hereunder; (ii) allow any transfer thereof or any lien upon Subtenant's interest by operation of law or otherwise; (iii) further sublet or license the PBOS Licensed/Subleased Area or any part thereof; (iv) list the PBOS Licensed/Subleased Area or any part thereof as available for assignment or sublease with any broker or agent or otherwise advertise, post, communicate or solicit prospective assignees or subtenants through any direct or indirect means; or (v) permit the occupancy of the PBOS Licensed/Subleased Area or any part thereof by anyone other than Subtenant and Sublandlord (the foregoing actions are collectively referred to herein as a "Transfer"). The following
                                                  --------
shall each be deemed a Transfer for purposes of this Section: (a) any transfer (or sequence of related transfers resulting, in the aggregate, in the transfer) of

                                                     [OSD and PBI Share Space]


50% or more of the beneficial ownership of Subtenant; (b) any dissolution, merger, consolidation or other reorganization of Subtenant; and (c) the sale of 50% or more in the aggregate of the value of the assets of Subtenant. Any Transfer consummated without Sublandlord's consent shall be deemed void ab initio and the transferee shall acquire no rights and neither Sublandlord nor Prime Landlord shall recognize any such transfer. In no event shall Sublandlord be obligated to consider a consent to any proposed Transfer if a Subtenant Event of Default (as defined in Section 23) then exists under this Sublease, or a fact
                          ----------
or condition exists that, but for the giving of notice or the passage of time, would constitute a Subtenant Event of Default. Notwithstanding the foregoing restrictions and limitations on Transfers, following the occurrence of a Subtenant Event of Default hereunder and the termination of this Sublease by Sublandlord or the commencement by Sublandlord of the exercise of its remedies relating to the Subtenant Event of Default, if: (i) Subtenant has provided Sublandlord with written notice of the name of Subtenant's secured lender (the "Secured Lender") prior to the occurrence of said Subtenant Event of Default;
 --------------
(ii) the Secured Lender has a lien on any of Subtenant's personal property assets located at the PBOS Licensed/Subleased Area; (iii) the Secured Lender has paid or caused to be paid to Sublandlord all Minimum Rent and Additional Rent owed and unpaid from Subtenant to Sublandlord through and including the last day of the 45 day period described below; and (iv) the Secured Lender shall agree in writing to indemnify, defend and hold harmless Sublandlord from and against any and all losses, costs, liabilities and expenses suffered or incurred by Sublandlord as a result of Secured Lender having access to the PBOS Licensed/Subleased Area, then Sublandlord shall, for 30 days following the termination of this Sublease or the commencement by Sublandlord of the exercise of its remedies hereunder, provide the Secured Lender with reasonable access during ordinary business hours to the PBOS Licensed/Subleased Area solely for the purpose of allowing the Secured Lender to gain access to its collateral then located in the PBOS Licensed/Subleased Area for the purpose of exercising its rights and remedies as a secured lender in accordance with all applicable law.

    B.  SUBLANDLORD'S RIGHT. Subject to Prime Landlord's consent if required
        -------------------
under the Prime Lease, Sublandlord shall not Transfer this Sublease without Subtenant's prior consent, which may be withheld in its sole and absolute discretion, for any reason or no reason. Any Transfer consummated without Subtenant's reasonable consent shall be deemed void ab initio and the transferee shall acquire no rights and neither Subtenant nor Prime Landlord shall recognize any such transfer. In no event shall Subtenant be obligated to consider a consent to any proposed Transfer if a Sublandlord Event of Default (as defined in Section 25) then exists under this Sublease, or a fact or condition exists
   ----------
that, but for the giving of notice or the passage of time, would constitute a Sublandlord Event of Default.

11.    OPTIONS PERSONAL TO SUBLANDLORD.  Sublandlord expressly reserves, and
       -------------------------------
does not grant to Subtenant under this Sublease, any and all options of Sublandlord under the Prime Lease to: (i) expand or reduce the area of the Prime Premises; (ii) terminate the Prime Lease upon a casualty or condemnation, on a particular date or otherwise; (iii) renew or extend the term of the Prime Lease, and all similar rights of Sublandlord; or (iv) purchase all or any part of the Property, and all similar rights of Sublandlord. If Sublandlord notifies Subtenant in writing that it does not wish to exercise any such option under the Prime Lease and Prime Landlord agrees in writing to release Sublandlord from all liability under the Prime Lease, then effective as of such release of Sublandlord, this Sublease shall include the grant of such option subject to the terms of the Prime Lease. Further, in anticipation of the expiration or termination of the Prime Lease, Subtenant shall not negotiate or enter into any agreement with Prime Landlord with respect to the leasing of all or any portion of the Prime Premises unless Subtenant shall have first obtained a written confirmation from Sublandlord that Sublandlord does not wish to lease all or such portion of the Prime Premises.

12.  RULES.  Subtenant shall comply with all rules and regulations that Prime
     -----
Landlord and/or Sublandlord has made or may reasonably hereafter from time to time make for the Building, including without limitation those rules and regulations of Sublandlord set forth on Exhibit D attached hereto and
                                        ---------

                                                     [OSD and PBI Share Space]


made a part hereof, as they may reasonably be amended from time to time, provided such rules are applicable to all occupants of the Prime Premises. Sublandlord shall not be liable in any way for damage caused by the non-observance by any of the other tenants of the Building of such similar covenants in their leases or of such rules and regulations.

13.  CONFLICT IN TERMS.  If any provision of this Sublease (express or implied)
     -----------------
shall be in conflict with the terms of the Prime Lease, the terms of this Sublease shall control except to the extent a default under the Prime Lease would result therefrom.

14.  REPAIRS; COMPLIANCE.
     -------------------

      A. Sublandlord shall, to the extent of Sublandlord's express obligations under the Prime Lease, be responsible for all maintenance, repairs and replacements with respect to the Prime Premises. Notwithstanding the foregoing:
(i) Sublandlord shall not be required to commence (by means of example only, by soliciting bids) any repair required of it under this Section with regard to any part of the PBOS Licensed/Subleased Area until the expiration of five (5) business days after receipt of notice from Subtenant that such repair is necessary; (ii) Subtenant shall promptly notify Sublandlord of any repairs necessary to any part of the PBOS Licensed/Subleased Area and shall indemnify Sublandlord for any liability incurred as a result of Subtenant's failure to notify Sublandlord promptly of any necessary repairs to the Subleased Premises; and (iii) Subtenant shall reimburse Sublandlord as Additional Rent, within fifteen (15) days following Subtenant's receipt of an invoice therefor, for: (x) all costs incurred by Sublandlord for repairs with respect to the Subleased Premises; (y) Subtenant's Share of the costs incurred by Sublandlord for repairs with respect to the Licensed Space for which Sublandlord is responsible under this Sublease; and (z) all costs incurred by Sublandlord resulting from the negligence or willful misconduct of Subtenant or Subtenant's employees, agents, contractors or invitees (collectively, "Subtenant's Representatives").
                                        ---------------------------


    B. Subtenant shall, at Subtenant's expense, comply with all Legal Requirements and the requirements of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Subleased Premises or to Subtenant's particular use or manner of use of the PBOS Licensed/Subleased Area, except that Subtenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the PBOS Licensed/Subleased Area, unless such alteration is required by reason of: (i) Subtenant's particular use or manner of use of the PBOS Licensed/Subleased Area; (ii) a condition that has been created by Subtenant or Subtenant's Representatives; or (iii) a breach of any of Subtenant's covenants and agreements hereunder, or such alteration is required to be performed by Sublandlord under the Prime Lease. As used herein "structure" or "structural" shall have the definition ascribed to it in the Prime Lease or if no specific definition is given therein "structure" or "structural" shall mean that portion of the Building that is integral to the integrity of the Building as an existing enclosed unit and shall, in any event, include footings, foundation, outside walls, skeleton, bearing columns and interior bearing walls, floor slabs, roof and roofing system. Notwithstanding the foregoing, if the Prime Lease imposes greater obligations on Sublandlord with respect to the foregoing, then Subtenant shall also comply with such provisions of the Prime Lease as if Subtenant were named therein in lieu of Sublandlord.

15.  FIRE OR CASUALTY OR EMINENT DOMAIN.  In the event of a fire or other
     ----------------------------------
casualty affecting the Building or the Prime Premises, or of a taking of all or a part of the Building or the Prime Premises under the power of eminent domain, Sublandlord shall have the right to exercise any right that may have the effect of terminating the Prime Lease, provided when Sublandlord sends its notice to Prime Landlord exercising such right, Sublandlord simultaneously sends a copy thereof to Subtenant. If Sublandlord is entitled, under the Prime Lease, to a rent abatement as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Subtenant shall be entitled to such rent abatement in

                                                     [OSD and PBI Share Space]




proportion to the amount of the PBOS Licensed/Subleased Area that is rendered untenantable. If the Prime Lease imposes on Sublandlord the obligation to repair or restore leasehold improvements or alterations, Sublandlord shall be responsible for repair or restoration of such leasehold improvements or alterations, and Subtenant shall reimburse Sublandlord in accordance with subsection 14(A)(iii) for the expenses incurred by Sublandlord in connection
---------------------
with said repair or restoration.

16.  ALTERATIONS.  Subtenant shall not make any alterations in or additions to
     -----------
the Licensed Space. Subtenant shall not make any alterations in or additions to the Subleased Premises ("Alterations") if to do so would constitute a default
                         -----------
under the Prime Lease or if the Alteration is required to be removed at the end of the term of the Prime Lease pursuant to the terms thereof (in either case, a "Prohibited Alteration"). If Subtenant wishes to make an Alteration to the
 ---------------------
Subleased Premises that is not a Prohibited Alteration, Sublandlord's consent thereto shall nonetheless be required, which consent shall not be unreasonably withheld, and if Sublandlord consents thereto, Sublandlord shall use reasonable efforts to obtain the consent of Prime Landlord if such consent is required under the Prime Lease. Subtenant shall provide Sublandlord with a copy of the architectural plans for any requested Alteration for Sublandlord's review and consent; provided, however, Sublandlord's consent to an Alteration shall in no
         --------  -------
way be construed as an approval of the suitability of the plans therefor for construction. If Alterations by Subtenant are permitted or consented to as required herein, Subtenant shall comply with all of the covenants of Sublandlord contained in the Prime Lease pertaining to the performance of such Alterations. In addition, Subtenant shall indemnify, defend and hold harmless Sublandlord against liability, loss, cost, damage, liens and expense imposed on Sublandlord arising out of the performance of Alterations by Subtenant, including without limitation Sublandlord's expenses incurred in connection with the review of Subtenant's plans. If Sublandlord consents to an Alteration, Sublandlord may, but shall not be required to, elect to perform or cause to be performed the work necessary to complete such Alteration at Subtenant's cost. Upon completion of the Alteration, Subtenant shall pay within ten (10) days after receipt of an invoice therefor, Sublandlord's actual costs and expenses incurred by Sublandlord in connection therewith, including without limitation for architects and for project management, together with an administrative fee in the amount of three percent (3%) of the total cost of the Alteration.

17.  SURRENDER.  Upon the expiration or earlier termination of this Sublease, or
     ---------
upon the termination of Subtenant's right to possession of all or any part of the PBOS Licensed/Subleased Area, Subtenant shall at once surrender and deliver up the PBOS Licensed/Subleased Area, together with all improvements thereon and Alterations thereto, to Sublandlord in good condition and repair, reasonable wear and tear excepted, and in any event in at least the condition required under the Prime Lease. Subtenant shall surrender to Sublandlord all keys to any part of the Prime Premises and make known to Sublandlord the combination of all combination locks that Subtenant is permitted to leave on the PBOS Licensed/Subleased Area. All Alterations in or upon the Subleased Premises made by Subtenant shall become a part of and shall remain upon the Subleased Premises upon such termination without compensation, allowance or credit to Subtenant. Subtenant shall also remove any improvements to the Premises, or portions thereof, that Prime Landlord may require Sublandlord to remove pursuant to the terms of the Prime Lease. Further, Subtenant shall remove any telephone, computer or similar cabling or wiring installed in the Building by or on behalf of Subtenant. Subtenant shall restore the Subleased Premises to their condition prior to the making of such Alteration, repairing any damage occasioned by such removal or restoration to Sublandlord's satisfaction on or prior to the end of the Term. If Sublandlord or Prime Landlord requires removal of any improvements to the Premises, or portions thereof, and Subtenant does not make such removal in accordance with this Section, Sublandlord may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, warehouse the same. Subtenant shall pay the costs of such removal, repair and warehousing on demand.

18.  REMOVAL OF SUBTENANT'S PROPERTY.  Upon the expiration of this Sublease,
     -------------------------------
Subtenant shall remove Subtenant's articles of personal property incident to Subtenant's business (collectively, "Trade
                                     -----

                                                       [OSD and PBI Share Space]


Fixtures"); provided, however, Subtenant shall repair any injury or damage to
--------    --------  -------
the PBOS Licensed/Subleased Area that may result from such removal and shall restore the PBOS Licensed/Subleased Area to the same condition as prior to the commencement of the Prime Lease to Sublandlord's satisfaction on or prior to the end of the Term. If Subtenant does not remove Subtenant's Trade Fixtures from the PBOS Licensed/Subleased Area prior to the expiration or earlier termination of the Term, Sublandlord may, at its option, remove the same (and repair any damage occasioned thereby and restore the PBOS Licensed/Subleased Area as aforesaid) and dispose thereof or deliver the same to any other place of business of Subtenant, or warehouse the same, and Subtenant shall pay the cost of such removal, repair, restoration, delivery or warehousing to Sublandlord on demand, or Sublandlord may treat Trade Fixtures as having been conveyed to Sublandlord with this Sublease as a bill of sale, without further payment or credit by Sublandlord to Subtenant.

19.  HOLDING OVER.  Subtenant shall have no right to occupy the PBOS
     ------------
Licensed/Subleased Area or any portion thereof after the expiration of this Sublease or after termination of this Sublease or Subtenant's right to possession in consequence of a Subtenant Event of Default. If Subtenant or any party claiming by, through or under Subtenant holds over, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the PBOS Licensed/Subleased Area and to recover damages, including without limitation, damages payable by Sublandlord to Prime Landlord by reason of such holdover. For each and every month or partial month that Subtenant or any party claiming by, through or under Subtenant remains in occupancy of all or any portion of the PBOS Licensed/Subleased Area after the expiration of this Sublease or after termination of this Sublease or Subtenant's right to possession, Subtenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Minimum Rent and all additional rent payable by Sublandlord to Prime Landlord under the Prime Lease immediately prior to the expiration or other termination of this Sublease or of Subtenant's right to possession. The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over. If Subtenant fails to surrender the PBOS Licensed/Subleased Area upon the expiration or termination of this Sublease, Subtenant shall indemnify, defend and hold harmless Sublandlord from all costs, loss, expense or liability, including without limitation, claims made by Prime Landlord, claims made by any succeeding tenant and real estate brokers' claims and attorneys' fees. No acceptance by Sublandlord of any Rent during or for any period following the expiration or termination of this Sublease shall operate or be construed as an extension or renewal of this Sublease.

20.  ENCUMBERING TITLE.  Subtenant shall not do any act that shall in any way
     -----------------
encumber the title of Prime Landlord in and to the Building or the Property, nor shall the interest or estate of Prime Landlord or Sublandlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law by virtue of any express or implied contract by Subtenant, or by reason of any other act or omission of Subtenant. Any claim to, or lien upon, the PBOS Licensed/Subleased Area, the Building or the Property arising from any act or omission of Subtenant shall accrue only against the subleasehold estate of Subtenant and shall be subject and subordinate to the paramount title and rights of Prime Landlord in and to the Building and the Property and the interest of Sublandlord in the Prime Premises. Without limiting the generality of the foregoing, Subtenant shall not permit the PBOS Licensed/Subleased Area, the Building or the Property to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Subtenant or claimed to have been furnished to Subtenant in connection with work of any character performed or claimed to have been performed on the PBOS Licensed/Subleased Area by Subtenant or Subtenant's Representatives; provided,
                                                                     --------
however, if so permitted to Sublandlord under the Prime Lease, Subtenant shall
-------
have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Subtenant shall give to Prime Landlord and Sublandlord such security as may be deemed satisfactory to them to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the PBOS Licensed/Subleased Area, the Building or the Property by reason of nonpayment thereof; provided, further, on final determination of the
                    --------  -------


                                      -9

                                                     [OSD and PBI Share Space]



lien or claim of lien, Subtenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

21.  INDEMNITY. Subtenant shall indemnify Sublandlord and hold Sublandlord
     ---------
harmless from all losses, damages, liabilities and expenses that Sublandlord may incur, or for which Sublandlord may be liable to Prime Landlord, arising from the acts or omissions of Subtenant that are the subject matter of any indemnity or hold harmless of Sublandlord to Prime Landlord under the Prime Lease.

22.  SUBLANDLORD'S RIGHT TO ACCESS.  Sublandlord reserves the right, on
     -----------------------------
reasonable prior notice, to inspect the Subleased Premises, to access the Subleased Premises to perform any maintenance obligations imposed on Sublandlord under Section 14, or to exhibit the Subleased Premises to persons having a
      ----------
legitimate interest at any time during the Term. Sublandlord further reserves Prime Landlord's right of access to the PBOS Licensed/Subleased Area to the extent, if any, reserved by Prime Landlord under the Prime Lease.

23.  DEFAULTS.  Any one or more of the following events shall be considered a
     --------
"Subtenant Event of Default" hereunder:
---------------------------

    A. If Subtenant shall default in any payment of Rent required to be made by Subtenant hereunder when due as herein provided and such default shall continue for five (5) days after the date that such payment became due and payable; or

    B.  If Subtenant breaches Section 6 of this Sublease; or
                              ---------

    C. If Subtenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Subtenant asking reorganization of Subtenant under the federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

    D. Subtenant shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the federal bankruptcy laws now or hereafter amended, or Subtenant shall institute any proceedings for relief of Subtenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

    E. If Subtenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Subtenant or any of the property of Subtenant; or

    F. If Subtenant shall admit in writing its inability to pay its debts as they become due; or

    G. If the Subleased Premises are levied on by any revenue officer or similar officer; or

    H. If a decree or order appointing a receiver of the property of Subtenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

    I. If Subtenant shall abandon the Subleased Premises during the Term hereof; or

    J. If Subtenant shall default in securing insurance or in providing evidence of insurance as set forth in Section 9 of this Sublease or shall
                                      ---------
default with respect to lien claims as set forth in Section 20 of
                                                    ----------

                                                     [OSD and PBI Share Space]



this Sublease and either such default shall continue for five (5) days after notice thereof in writing to Subtenant; or

    K. If Subtenant shall, by its act or omission to act, cause a default under the Prime Lease and such default shall not be cured within the time, if any, permitted for such cure under the Prime Lease; or

    L. If Subtenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Subtenant, and such default shall continue for thirty (30) days after notice thereof in writing to Subtenant, or if such default is of a nature that it cannot be completely remedied within such thirty (30)-day period, if Subtenant does not promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the default after receipt of notice thereof.

24.  SUBLANDLORD REMEDIES.  Upon the occurrence of any one or more Subtenant
     --------------------
Events of Default, Sublandlord shall have the right to: (i) exercise any remedy against Subtenant that Prime Landlord may exercise for an event of default by Sublandlord beyond the expiration of any applicable notice and cure period under the Prime Lease; and (ii) pursue all available remedies in equity or at law.

25.  SUBLANDLORD DEFAULT: SUBTENANT REMEDIES.
     ---------------------------------------

       A. Any one or more of the following events shall be considered a "Sublandlord Event of Default" hereunder:
 ----------------------------

          1. If Sublandlord shall, by its act or omission to act, cause a default under the Prime Lease and such default shall not be cured within the time, if any, permitted for such cure under the Prime Lease; or

          2. If Sublandlord shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Sublandlord asking reorganization of Sublandlord under the federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

          3. Sublandlord shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the federal bankruptcy laws now or hereafter amended, or Sublandlord shall institute any proceedings for relief of Sublandlord under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

          4. If Sublandlord shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Sublandlord or any of the property of Sublandlord; or

          5. If Sublandlord shall admit in writing its inability to pay its debts as they become due; or

          6. If the PBI Space is levied on by any revenue officer or similar officer; or

          7. If a decree or order appointing a receiver of the property of Sublandlord shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

                                                       [OSD and PBI Share Space]

          8. If Sublandlord shall abandon the Subleased Premises during the Term hereof; or

          9. If Sublandlord shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Sublandlord, and such default shall continue for thirty (30) days after notice thereof in writing to Sublandlord, or if such default is of a nature that it cannot be completely remedied within such thirty (30)-day period, if Sublandlord does not promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the default after receipt of notice thereof.

    B. Upon the occurrence of any one or more Sublandlord Events of Default, Subtenant shall have the right to: (i) exercise any remedy against Sublandlord that Sublandlord may exercise for an event of default by Prime Landlord beyond the expiration of any applicable notice and cure period under the Prime Lease; and (ii) pursue all available remedies in equity or at law.

26.  NOTICES AND CONSENTS.  All notices, demands, requests, consents or
     --------------------
approvals that may or are required to be given by either party to the other shall be in writing and shall be deemed given when actually received by the other party, if: (i) served personally; (ii) sent by nationally-recognized overnight courier with return receipt; or (iii) sent by United States registered or certified mail, postage prepaid, return receipt requested and, if to Subtenant, addressed to Subtenant at the address specified in Section 1(I) or at
                                                              ------------
such other place as Subtenant may from time to time designate by notice in writing to Sublandlord, or if to Sublandlord, addressed to Sublandlord at the address specified in Section 1(J) or at such other place as Sublandlord may from
                     ------------
time to time designate by notice in writing to Subtenant. Notwithstanding the foregoing, rejection or other refusal to accept a notice, request or demand, or the inability to deliver because of a changed address of which no notice was given, shall be deemed to be actual receipt thereof. Each of Subtenant and Sublandlord shall promptly deliver to the other a copy of each notice, demand, request, consent or approval to or from Prime Landlord.

27.  RELATIONSHIP BETWEEN PRIME LEASE AND THIS SUBLEASE.  This Sublease and all
     --------------------------------------------------
the rights of parties hereunder are subject and subordinate to the Prime Lease. Each party shall not, by its act or omission to act, cause a default under the Prime Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Prime Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Subtenant the benefits of this Sublease and of those provisions of the Prime Lease that by their nature are intended to benefit the party in possession of the Subleased Premises, and in order to protect Sublandlord against a default by Subtenant that might cause a default or event of default by Sublandlord under the Prime Lease:

    A. Provided Subtenant shall timely pay all Rent when and as due under this Sublease, Sublandlord shall pay, when and as due, all base rent, additional rent and other charges payable by Sublandlord to Prime Landlord under the Prime Lease;

    B. Except as otherwise expressly provided herein, Sublandlord shall perform its covenants and obligations under the Prime Lease that do not require for their performance possession of the Subleased Premises and that are not otherwise to be performed hereunder by Subtenant on behalf of Sublandlord. For example, Sublandlord shall at all times keep in full force and effect all insurance required of Sublandlord as tenant under the Prime Lease.

    C. Except as otherwise expressly provided herein, Subtenant shall perform all affirmative covenants and shall refrain from performing any act that is prohibited by the negative covenants of the Prime Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Subleased Premises. If possible, Subtenant shall perform such affirmative

                                                     [OSD and PBI Share Space]


covenants that are also covenants of Sublandlord under the Prime Lease at least five (5) business days prior to the date when Sublandlord's performance is required under the Prime Lease. Sublandlord shall have the right, but not the obligation, to enter the Subleased Premises to cure any default by Subtenant under this Section.

    D. Sublandlord grants to Subtenant the right to receive all of the services and benefits with respect to the Subleased Premises that are to be provided by Prime Landlord under the Prime Lease. Sublandlord shall have no duty to perform any obligations of Prime Landlord that are, by their nature, the obligation of an owner or manager of real property. For example, Sublandlord shall not be required to provide the services or repairs that Prime Landlord is required to provide under the Prime Lease. Sublandlord shall have no responsibility for or be liable to Subtenant for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of its obligations under the Prime Lease, nor shall such default by Prime Landlord affect this Sublease or waive or defer the performance of any of Subtenant's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by Sublandlord under the Prime Lease.

28.  PRIME LANDLORD'S CONSENT.  This Sublease and the obligations of the parties
     ------------------------
hereunder are expressly conditioned upon Sublandlord's obtaining prior written consent hereto by Prime Landlord, if such written consent is required under the Prime Lease. Sublandlord shall use commercially reasonable efforts to obtain such consent. Subtenant shall promptly deliver to Sublandlord any information reasonably requested by Prime Landlord (in connection with Prime Landlord's approval of this Sublease) with respect to the nature and operation of Subtenant's business and/or the financial condition of Subtenant. This Sublease and Prime Landlord's consent hereto shall not: (a) create privity of contract between Prime Landlord and Subtenant; (b) be deemed to have amended the Prime Lease in any regard (unless Prime Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a waiver of Prime Landlord's right to consent to any assignment of the Prime Lease by Sublandlord or any further subletting of the Prime Premises, or as a waiver of Prime Landlord's right to consent to any assignment by Subtenant of this Sublease or any sub-subletting of the Subleased Premises or any part thereof. If Prime Landlord's consent to this Sublease is required pursuant to the Prime Lease, and if Sublandlord reasonably believes that Sublandlord will be placed in default of the Prime Lease by Prime Landlord because of the existence of this Sublease, then Sublandlord shall have the right to terminate immediately this Sublease by giving written notice thereof to Subtenant at any time thereafter, but before Prime Landlord grants such consent.

29.  BROKERAGE.  Each party warrants to the other that it has had no dealings
     ---------
with any broker or agent in connection with this Sublease and covenants to hold harmless and indemnify the other party from and against any and all costs (including reasonable attorneys' fees), expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Sublease or the negotiation thereof on behalf of such party.

30.  FORCE MAJEURE.  Neither party shall be deemed in default with respect to
     -------------
any of the terms, covenants and conditions of this Sublease if such party's failure to timely perform is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by the other party or its agents, employees and invitees or any other cause beyond the reasonable control of a party other than an insufficiency of funds. This Section shall not be applicable, however, if the failure to perform timely creates a default under the Prime Lease.

31.    PARKING.  Subtenant shall have the right to use Subtenant's Share of the
       -------
number of parking spaces, if any, that Sublandlord has the right to use pursuant to the Prime Lease, subject to the terms of the Prime Lease.

                                                      [OSD and PBI Share Space]



32.  SIGNAGE.  At Subtenant's cost, Sublandlord shall cooperate with Subtenant
     -------
in obtaining any additional signage that Subtenant may request. Any such request shall be made by Subtenant in writing to Sublandlord. Subtenant shall, subject to the Prime Lease, modify all signage identifying Subtenant at the Building, if any, so as to comply with Legal Requirements, including without limitation, the termination of any licensing contracts with Sublandlord.

33.  COOPERATION; ARBITRATION.
     ------------------------

     A. Each party hereto shall use commercially reasonable efforts to cooperate and not to compete with the other party and act in good faith in connection with this Sublease. The parties hereto shall not have been deemed to have agreed to the resolution of any dispute arising out this Sublease by arbitration unless resolution in such manner is required by the terms of the Prime Lease or shall have been specifically provided for in this Sublease. Disputes under the following sections of this Sublease shall be resolved by arbitration: 10 and 15. Every dispute between the parties that is expressly provided in this Sublease to be resolved by arbitration shall be resolved in the manner provided in this Section.

     B. The party requesting arbitration shall do so by giving notice to that effect to the other party, and the parties shall have ten (10) days within which to select one mutually agreeable arbitrator. If the parties fail to agree on one arbitrator within the ten (10)-day period, either party may promptly request the American Arbitration Association (the "Association") to appoint one (1)
                                           -----------
arbitrator for the matter, and, in the absence of an identifiable conflict of interest or demonstrable bias, the Association's selection shall be binding upon Sublandlord and Subtenant. The Association shall appoint as arbitrator an individual with the following qualifications: at least ten (10) years' experience in the business of commercial real estate (which experience shall be deemed by the Association to be relevant to the pending dispute between Sublandlord and Subtenant) and never been a direct or indirect employee or agent of either Sublandlord or Subtenant.

     C. The arbitration shall be conducted in accordance with the provisions hereof and to the extent consistent with this Section, in accordance with the then-prevailing commercial rules of the Association in the locality in which the Prime Premises are located. The arbitrator shall have the right to retain and consult experts and competent authorities skilled in arbitration. The arbitrator shall render his or her decision and award within 30 days after the final hearing. Such decision and award shall be in writing and counterpart copies thereof shall be delivered to each of the parties.

     D. The expenses of arbitration shall be apportioned between the parties by the arbitrator, including counsel fees, audit costs, experts and presentations of proof. The arbitrator may, however, determine that the unsuccessful party shall pay all of such costs, including all costs incurred by the successful party.

34.  ENVIRONMENTAL OBLIGATIONS.  Each of Subtenant and Sublandlord covenants
     -------------------------
that no Hazardous Materials (as defined below) will be brought onto or stored or used in the Prime Premises by such party or its respective employees, agents, contractors and invitees (collectively, "Representatives"), except in compliance
                                         ---------------
with all Legal Requirements. Each party shall hold harmless, indemnify and defend the other from and against any Environmental Damages (as defined below) resulting from events occurring on or about the Property caused by the indemnifying party or its respective Representatives. "Hazardous Materials"
                                                        -------------------
shall mean any hazardous or toxic substance, material or waste (including constituents thereof) that is or becomes regulated by one or more Governmental Authorities. The words "Hazardous Materials" include, without limitation: (i)
                         -------------------
any material or substance listed or defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "toxic substance" under any Legal Requirement; (ii) petroleum and its byproducts; (iii) asbestos, radon gas and urea formaldehyde foam insulation; (iv) polychlorinated biphenyl; (v) any substance designated

                                                      [OSD and PBI Share Space]

as a hazardous or toxic waste or substance (or words of similar import) pursuant to the Federal Water Pollution Control Act, as amended (33 U.S.C. (S)1317), the Federal Resource Conservation and Recovery Act, as amended (42 U.S.C. (S)6903), the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. (S)(S)9601 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. (S)(S)2601 et seq.), or the Hazardous Materials Transportation Act, as amended (49 U.S.C. (S)(S)1801 et seq.); or (vi) any other chemical, material, gas or substance, the exposure to or release of which is or may hereafter be prohibited, limited or regulated by any governmental or quasi-governmental entity having jurisdiction over the Property or the operations or activity at the Property, or any chemical, material, gas or substance that does or may pose a hazard to the health or safety of the occupants of the Property or the occupants of property adjacent to the Property. "Environmental Damages"
                                                     ---------------------
shall mean all claims, judgments, damages (including punitive damages), losses, penalties, fines, liabilities (including strict liability), encumbrances and liens, and any other costs and expenses, resulting from the existence on or in, or release to, the ground or air, of Hazardous Materials in violation of, or alleged to be in violation of, the Legal Requirements applicable thereto, including any attorneys' fees, disbursements, consultant's fees and other costs resulting from: (i) investigation and defense of any alleged claim; (ii) directive of any Governmental Authorities, whether or not the claims or directives are groundless, false or fraudulent, or are ultimately defeated; and
(iii) any settlement or judgment.

35.  MISCELLANEOUS.
     -------------

     A.  BUSINESS DAYS. As herein, the term "business days" shall mean all days
         -------------
except Saturdays, Sundays and any day that national banks operating in the State of Connecticut are required or are authorized to close.

     B.  SUCCESSORS.  The terms, covenants and conditions contained in this
          ----------
Sublease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Section 11 shall
                                                           ----------
operate to vest any rights in any successor or assignee or Subtenant.

     C.  ENTIRE AGREEMENT AND AMENDMENTS.  This Sublease contains the entire
         -------------------------------
agreement between the parties, and all prior negotiations and agreements are merged in this Sublease. This Sublease may not be changed, modified or discharged, in whole or in part, except by a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

     D.  GOVERNING LAW.  This Sublease shall be governed in all respects by the
         -------------
laws of the State or Commonwealth in which the Prime Premises are located.


     E.  SEPARABILITY.  If any term or provision of this Sublease or any
         ------------
application thereof shall be invalid or unenforceable, the remainder of this Sublease and any other application of such term shall not be affected thereby.

     F.  NOTICE OF LEASE.  This Sublease shall not be filed on the public
         ---------------
record.

     G.  COUNTERPARTS.  This Sublease may be executed in any number of
         ------------
counterparts, each of which upon execution and delivery shall be considered an original for all purposes; provided, however, all such counterparts shall,
                           --------  -------
together, upon execution and delivery, constitute one and the same instrument.

    H.   CUMULATIVE REMEDIES; WAIVER. All of the remedies given to a party in
         ---------------------------
this Sublease in the event of default by the other party are in addition to all other rights or remedies to which the first party may be entitled at law or in equity; all such remedies shall be deemed cumulative and the

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                                                      [OSD and PBI Share Space]



election of one shall not be deemed a waiver of any other or further rights or remedies. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Sublease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment of the future of the performance of such one or more obligations of this Sublease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission, whether of a similar nature or otherwise.

    I.  AMBIGUITIES. Any rule of construction to the effect that any ambiguities
        -----------
are to be resolved against the drafting party shall not apply to the interpretation of this Sublease or any amendments or exhibits hereto.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                                      [OSD and PBI Share Space]




     IN WITNESS WHEREOF Sublandlord and Subtenant have duly executed this Sublease as of the day and year first above written.

                                    Sublandlord:
                                    PITNEY BOWES INC.



                                    By:____________________________________
                                    Name:   Mary Maarbjerg
                                    Title:  Vice President, Real Estate and
                                    Administration

                                    Subtenant:
                                    PITNEY BOWES OFFICE SYSTEMS, INC.


                                    By:____________________________________
                                    Name:   Mark S. Flynn
                                    Title:  Vice President

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                                                     [OSD and PBI Share Space]



STATE OF ________________  )
                           )  ss:
COUNTY OF ______________   )

     The foregoing instrument was acknowledged before me this __ day of _________, 2001, by Mary Maarbjerg, Vice President, Real Estate and Administration of Pitney Bowes Inc., a Delaware corporation, on behalf of the corporation.


                                 _____________________________________
                                 Notary Public

                                 My Commission Expires:


STATE OF                   )
                           )  ss:
COUNTY OF                  )

     The foregoing instrument was acknowledged before me this __ day of _________, 2001, by Mark S. Flynn, Vice President of Pitney Bowes Office Systems, Inc., a Delaware corporation, on behalf of the corporation.


                                 _____________________________________
                                 Notary Public
                                 My Commission Expires:

                                                      [OSD and PBI Share Space]


                  EXHIBIT A TO SUBLEASE AND LICENSE AGREEMENT
                  -------------------------------------------

1.A.  Property Address:
      ----------------


1.B.  Prime Landlord:
      --------------


1.C.  Prime Landlord's Notice Address:
      -------------------------------


1.D.  Identification of Prime Lease and all Amendments thereto:
      --------------------------------------------------------


I.E.  Subtenant's Share:  [Calculated by dividing the rentable square footage
      -----------------
      for which PBOS is paying Minimum Rent, as set forth below, by the rentable square footage of the Prime Premises]


      Rentable Square Footage of the PBOS Licensed/Subleased Area:
      Rentable Square Footage of the Prime Premises:
      Subtenant's Share:
      Cost Per Square Foot:

1.F.  Expiration Date of Prime Lease:
      ------------------------------


1.G.  Minimum Rent:    Annual      Monthly
      ------------     ------      -------


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                                                       [OSD and PBI Share Space]



                  EXHIBIT B TO SUBLEASE AND LICENSE AGREEMENT
                  -------------------------------------------

                  [LIST OF ADDRESSES OF UNDERUTILIZED SITES]

                                                      [OSD and PBI Share Space]




                  EXHIBIT C TO SUBLEASE AND LICENSE AGREEMENT
                  -------------------------------------------

                      [SUBLANDLORD'S CORPORATE STANDARDS]

                                                       [OSD and PBI Share Space]




                  EXHIBIT D TO SUBLEASE AND LICENSE AGREEMENT
                  -------------------------------------------

                             RULES AND REGULATIONS

  1. Locking devices may not be modified or new ones installed on doors or windows without Sublandlord's prior written consent. At the end of the Sublease Term, Subtenant will account for and give all keys, keycards, and combinations to the Sublandlord. Sublandlord shall not change or modify the locks on any exterior doors or on any interior doors in the Licensed Space without reasonable prior notice and provision of substitute keys, key cards or combinations to Subtenant.

  2. The doors to the Prime Premises must be securely closed and locked when leaving after normal Business Hours. Each of Subtenant and Sublandlord is responsible for all persons for whom it grants access and shall be liable to the other for all acts of such persons.

  3. Each of Subtenant and Sublandlord must not overload the floor of the Prime Premises.

  4.  Vending machine selection and operation shall be mutually agreed upon.

  5. Each of Subtenant and Sublandlord shall not install and/or utilize on the Prime Premises any office machines, including mail-processing machines, copiers and facsimile machines, that are manufactured or sold in competition with the other's products.

  6. Each of Subtenant and Sublandlord shall not utilize outsource service providers on the Prime Premises that are in competition with any business owned or operated by the other.

  7. Hazardous or obnoxious materials may not be used or kept on the Prime Premises.

  8. The Prime Premises must not be used in an offensive or objectionable manner.

  9. Each of Subtenant and Sublandlord shall not bring into or keep within the Prime Premises any animals (except seeing-eye dogs required by visually impaired individuals), birds, or bicycles.

 10.  Food preparation or cooking is not permitted.

 11. Subtenant shall cooperate with Sublandlord's recycling programs such as the "Waste Wise" program.

 12. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Prime Premises other than building standard window coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Sublandlord.

 13. Each of Subtenant and Sublandlord assumes all responsibility for the protection of its personnel, agents and invitees and the respective property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Prime Premises closed. This responsibility exists even if Sublandlord may elect to (but shall not be obligated to do so) provide security equipment or services. Subtenant further assumes the risk that any safety and security devices, services and programs that Sublandlord provides may not be effective, or may malfunction or may be circumvented by an unauthorized third party. Each of Subtenant and Sublandlord shall cooperate in any reasonable safety or security program developed by Sublandlord, requested by Subtenant or required by law.

                                                      [OSD and PBI Share Space]


14. No auction, liquidation, fire sale, going-out-of-business, bankruptcy, or other sale to the general public shall be conducted in the Prime Premises.

15.  Smoking is not permitted in the Prime Premises.

The above Rules and Regulations are in addition to the Prime Lease Rules and Regulations (if any) which are deemed a part of this Sublease.